Exhibit 99.2

Financial Supplement
Second Quarter 2018
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
2nd Quarter 2018

Reinsurance Group of America, Incorporated
Quarterly Financial Supplement
Non-GAAP Disclosures
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries, all of which are wholly owned (collectively, the “Company”).
Non-GAAP Disclosures

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its stockholders' equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average stockholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of stockholders' equity before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
Financial Supplement
2018 Notes

Effective January 1, 2018, the Company adopted Accounting Standard Update ("ASU") 2016-01 - Recognition and Measurement of Financial Assets and Financial Liabilities. Under the new guidance, all of the Company’s equity securities with readily determinable fair values are measured at fair value with changes in fair value recognized in net income. Previous to the adoption, the Company recognized changes in the fair value of its equity securities in other comprehensive income. The changes to disclosure related to the adoption are reflected in the Consolidated Balance Sheets on page 6 and in the Investments section of this quarterly financial supplement beginning on page 30.

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except in force & per share data)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2018	2018	2017	2017	2017		2018	2017	Change
Net premiums	$2,594,460	$2,582,551	$2,505,186	$2,489,797	$2,480,451	$114,009	$5,177,011	$4,846,147	$330,864
Net income	204,374	100,230	1,216,888	227,591	232,190	(27,816)	304,604	377,702	(73,098)
Adjusted operating income	202,054	105,746	170,899	226,048	193,674	8,380	307,800	315,739	(7,939)
Return on equity - annualized	9.3%	4.3%	55.1%	11.3%	12.1%	(2.8)%
Return on equity - trailing 12 months	20.2%	21.1%	22.7%	10.3%	10.1%	10.1%
Adjusted operating return on equity (ex AOCI):
Annualized	10.7%	5.6%	9.8%	14.2%	12.5%	(1.8)%
Trailing 12 months	9.9%	10.3%	11.0%	11.6%	10.9%	(1.0)%
Total assets	$59,766,497	$60,954,823	$60,514,818	$58,694,031	$58,138,072	$1,628,425
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,608.7	$1,606.5	$1,609.8	$1,610.0	$1,612.2	$(3.5)
U.S. and Latin America Financial Solutions	2.1	2.1	2.1	2.1	2.1	—
Canada Traditional	391.9	396.8	393.9	385.1	368.7	23.2
Europe, Middle East and Africa Traditional	743.3	772.5	739.0	719.3	688.2	55.1
Asia Pacific Traditional	594.3	605.7	552.3	581.0	561.5	32.8
Asia Pacific Financial Solutions	0.3	0.2	0.2	0.4	0.4	(0.1)
Total assumed life reinsurance in force	$3,340.6	$3,383.8	$3,297.3	$3,297.9	$3,233.1	$107.5
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$29.3	$23.3	$24.3	$24.8	$23.5	$5.8	$52.6	$50.3	$2.3
Canada Traditional	7.7	18.3	9.1	7.7	8.5	(0.8)	26.0	18.8	7.2
Europe, Middle East and Africa Traditional	45.4	38.0	45.0	41.0	53.4	(8.0)	83.4	95.5	(12.1)
Asia Pacific Traditional	17.3	17.1	12.2	17.2	37.1	(19.8)	34.4	49.5	(15.1)
Total assumed new business production	$99.7	$96.7	$90.6	$90.7	$122.5	$(22.8)	$196.4	$214.1	$(17.7)
Per Share and Shares Data
Basic earnings per share
Net income	$3.19	$1.55	$18.89	$3.53	$3.60	$(0.41)	$4.74	$5.86	$(1.12)
Adjusted operating income	$3.15	$1.64	$2.65	$3.51	$3.01	$0.14	$4.79	$4.90	$(0.11)
Diluted earnings per share
Net income	$3.13	$1.52	$18.49	$3.47	$3.54	$(0.41)	$4.65	$5.76	$(1.11)
Adjusted operating income	$3.10	$1.61	$2.60	$3.44	$2.95	$0.15	$4.70	$4.81	$(0.11)

Wgt. average common shares outstanding
Basic	64,071	64,490	64,414	64,488	64,449	(378)	64,278	64,401	(123)
Diluted	65,250	65,872	65,806	65,653	65,608	(358)	65,555	65,605	(50)

Common shares issued	79,138	79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	15,466	14,625	14,686	14,770	14,646	820	15,466	14,646	820
Common shares outstanding	63,672	64,513	64,452	64,368	64,492	(820)	63,672	64,492	(820)

Book value per share	$135.09	$139.64	$148.48	$125.79	$123.60	$11.49

Per share effect of AOCI	$15.78	$22.15	$32.02	$25.25	$25.92	$(10.14)
Book value per share, excluding AOCI	$119.31	$117.49	$116.46	$100.54	$97.68	$21.63

Stockholders' dividends paid	$32,128.8	$32,241.1	$32,205.0	$32,270.7	$26,433.9	$5,694.9	$64,369.9	$52,814.8	$11,555.1

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations) (USD in thousands)

	Three Months Ended					Current Qtr	Year-to Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
Revenues:	2018	2018	2017	2017	2017	Quarter	2018	2017	Change

Net premiums	$2,594,460	$2,582,551	$2,505,186	$2,489,797	$2,480,451	$114,009	$5,177,011	$4,846,147	$330,864
Investment income, net of related expenses	528,061	516,329	564,831	556,918	518,538	9,523	1,044,390	1,032,902	11,488
Investment related gains (losses), net
OTTI on fixed maturity securities	(3,350)	—	(21,659)	(390)	(3,401)	51	(3,350)	(20,590)	17,240
Other investment related gains (losses), net	(7,222)	(470)	50,068	23,043	59,696	(66,918)	(7,692)	137,408	(145,100)
Total investment related gains (losses), net	(10,572)	(470)	28,409	22,653	56,295	(66,867)	(11,042)	116,818	(127,860)
Other revenue	83,959	75,297	134,017	75,942	73,992	9,967	159,256	142,149	17,107
Total revenues	3,195,908	3,173,707	3,232,443	3,145,310	3,129,276	66,632	6,369,615	6,138,016	231,599
Benefits and expenses:
Claims and other policy benefits	2,279,593	2,362,101	2,147,729	2,100,680	2,164,363	115,230	4,641,694	4,270,508	371,186
Interest credited	109,327	80,449	152,972	126,099	115,285	(5,958)	189,776	222,969	(33,193)
Policy acquisition costs and other insurance expenses	320,276	356,902	402,001	365,424	319,832	444	677,178	699,221	(22,043)
Other operating expenses	194,959	191,274	229,411	168,417	154,356	40,603	386,233	312,862	73,371
Interest expense	37,025	37,454	37,435	36,836	29,352	7,673	74,479	71,754	2,725
Collateral finance and securitization expense	7,440	7,602	7,401	7,692	6,773	667	15,042	13,543	1,499
Total benefits and expenses	2,948,620	3,035,782	2,976,949	2,805,148	2,789,961	158,659	5,984,402	5,590,857	393,545
Income before income taxes	247,288	137,925	255,494	340,162	339,315	(92,027)	385,213	547,159	(161,946)
Provision for income taxes	42,914	37,695	(961,394)	112,571	107,125	(64,211)	80,609	169,457	(88,848)
Net income	$204,374	$100,230	$1,216,888	$227,591	$232,190	$(27,816)	$304,604	$377,702	$(73,098)
Pre-tax Adjusted Operating Income Reconciliation:
Income before income taxes	$247,288	$137,925	$255,494	$340,162	$339,315	$(92,027)	$385,213	$547,159	$(161,946)
Investment and derivative (gains) losses (1)	37,221	31,643	27,908	(3,113)	(38,098)	75,319	68,864	(4,826)	73,690
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(8,805)	(13,611)	(37,870)	(23,044)	(15,108)	6,303	(22,416)	(83,810)	61,394
GMXB embedded derivatives (1)	(15,324)	(14,785)	(15,648)	6,205	(360)	(14,964)	(30,109)	(22,723)	(7,386)
Funds withheld (gains) losses - investment income	(13,100)	10,292	(3,133)	(7,443)	(4,263)	(8,837)	(2,808)	(4,917)	2,109
EIA embedded derivatives - interest credited	565	(28,563)	(3,595)	(1,367)	(7,340)	7,905	(27,998)	(35,298)	7,300
DAC offset, net	1,755	21,324	22,230	26,845	6,865	(5,110)	23,079	59,205	(36,126)
Investment (income) loss on unit-linked variable annuities	(4,127)	2,652	(4,781)	(2,475)	291	(4,418)	(1,475)	(3,822)	2,347
Interest credited on unit-linked variable annuities	4,127	(2,652)	4,781	2,475	(291)	4,418	1,475	3,822	(2,347)
Non-investment derivatives	477	76	41	(102)	58	419	553	164	389
Adjusted operating income before income taxes	$250,077	$144,301	$245,427	$338,143	$281,069	$(30,992)	$394,378	$454,954	$(60,576)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations) - continued (USD in thousands)

	Three Months Ended					Current Qtr	Year-to Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
After-tax Adjusted Operating Income Reconciliation:
Net Income	$204,374	$100,230	$1,216,888	$227,591	$232,190	$(27,816)	$304,604	$377,702	$(73,098)
Investment and derivative losses (gains) (1)	29,195	24,702	17,806	(2,255)	(25,419)	54,614	53,897	(5,166)	59,063
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(6,956)	(10,753)	(24,616)	(14,978)	(9,821)	2,865	(17,709)	(54,477)	36,768
GMXB embedded derivatives (1)	(12,106)	(11,680)	(10,171)	4,033	(234)	(11,872)	(23,786)	(14,770)	(9,016)
Funds withheld losses (gains) - investment income	(10,349)	8,131	(2,036)	(4,838)	(2,771)	(7,578)	(2,218)	(3,196)	978
EIA embedded derivatives - interest credited	447	(22,565)	(2,337)	(888)	(4,771)	5,218	(22,118)	(22,944)	826
DAC offset, net	1,386	16,846	14,449	17,450	4,462	(3,076)	18,232	38,483	(20,251)
Investment (income) loss on unit-linked variable annuities	(3,260)	2,095	(3,108)	(1,609)	189	(3,449)	(1,165)	(2,484)	1,319
Interest credited on unit-linked variable annuities	3,260	(2,095)	3,108	1,609	(189)	3,449	1,165	2,484	(1,319)
Non-investment derivatives	377	60	27	(67)	38	339	437	107	330
Statutory tax rate changes and subsequent effects	(4,314)	775	(1,039,111)	—	—	(4,314)	(3,539)	—	(3,539)
Adjusted operating income	$202,054	$105,746	$170,899	$226,048	$193,674	$8,380	$307,800	$315,739	$(7,939)

Wgt. average common shares outstanding (diluted)	65,250	65,872	65,806	65,653	65,608	(358)	65,555	65,605	(50)

Diluted earnings per share - adjusted operating income	$3.10	$1.61	$2.60	$3.44	$2.95	$0.15	$4.70	$4.81	$(0.11)

Foreign currency effect on (2):
Net premiums	$40,891	$79,348	$43,226	$18,343	$(30,464)	$71,355	$120,239	$(35,637)	$155,876
Adjusted operating income (loss) before income taxes	$5,422	$8,325	$5,988	$1,970	$(6,057)	$11,479	$13,747	$(8,323)	$22,070

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Consolidated Balance Sheets (USD thousands)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2018	2018	2017	2017	2017
Assets
Fixed maturity securities, available-for-sale	$36,784,954	$37,945,260	$38,150,820	$36,381,742	$36,345,426
Equity securities (1)	108,070	103,983	100,152	112,931	104,277
Mortgage loans on real estate	4,558,669	4,437,994	4,400,533	4,322,329	4,104,487
Policy loans	1,339,252	1,346,930	1,357,624	1,340,146	1,406,774
Funds withheld at interest	5,981,092	6,005,892	6,083,388	6,020,336	5,968,856
Short-term investments	123,028	130,430	93,304	80,582	123,308
Other invested assets (1)	1,605,562	1,512,147	1,505,332	1,419,592	1,394,093
Total investments	50,500,627	51,482,636	51,691,153	49,677,658	49,447,221
Cash and cash equivalents	1,397,679	1,510,407	1,303,524	1,204,590	1,123,350
Accrued investment income	400,160	408,338	392,721	420,111	388,008
Premiums receivable and other reinsurance balances	2,617,382	2,620,515	2,338,481	2,411,777	2,205,631
Reinsurance ceded receivables	789,429	810,554	782,027	779,118	798,365
Deferred policy acquisition costs	3,205,667	3,245,851	3,239,824	3,315,237	3,334,094
Other assets	855,553	876,522	767,088	885,540	841,403
Total assets	$59,766,497	$60,954,823	$60,514,818	$58,694,031	$58,138,072

Liabilities and Stockholders’ Equity
Future policy benefits	$22,286,622	$22,645,243	$22,363,241	$21,084,562	$20,665,256
Interest-sensitive contract liabilities	16,513,668	16,661,602	16,227,642	16,370,090	16,440,873
Other policy claims and benefits	5,334,210	5,361,149	4,992,074	4,899,367	4,809,780
Other reinsurance balances	412,846	483,708	488,739	415,692	399,517
Deferred income taxes	2,009,514	2,085,631	2,198,309	3,180,545	3,162,666
Other liabilities	1,094,826	1,167,596	1,102,975	1,061,352	1,077,223
Long-term debt	2,788,111	2,788,240	2,788,365	2,788,480	2,788,494
Collateral finance and securitization notes	724,998	753,393	783,938	796,825	823,108
Total liabilities	51,164,795	51,946,562	50,945,283	50,596,913	50,166,917

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,887,336	1,880,352	1,870,906	1,865,699	1,860,001
Retained earnings	6,952,170	6,797,545	6,736,265	5,712,590	5,523,622
Treasury stock	(1,243,566)	(1,098,823)	(1,102,058)	(1,107,719)	(1,085,157)
Accumulated other comprehensive income (AOCI)
Accumulated currency translation adjustment, net of income taxes	(142,187)	(87,510)	(86,350)	(104,456)	(151,189)
Unrealized appreciation of securities, net of income taxes	1,198,338	1,567,057	2,200,661	1,770,903	1,864,477
Pension and postretirement benefits, net of income taxes	(51,180)	(51,151)	(50,680)	(40,690)	(41,390)
Total stockholders’ equity	8,601,702	9,008,261	9,569,535	8,097,118	7,971,155
Total liabilities and stockholders’ equity	$59,766,497	$60,954,823	$60,514,818	$58,694,031	$58,138,072

Total stockholders’ equity, excluding AOCI	$7,596,731	$7,579,865	$7,505,904	$6,471,361	$6,299,257

See appendix for a reconciliation of total stockholders' equity before and after the impact of AOCI.

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the '2018 Notes' section on page 2.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$1,373,548	$1,299,422	$1,389,479	$1,327,181	$1,335,316	$38,232	$2,672,970	$2,639,661	$33,309
Investment income, net of related expenses	180,478	183,060	173,461	191,904	183,713	(3,235)	363,538	362,708	830
Investment related gains (losses), net	3,725	1,683	(1,414)	(1,503)	(654)	4,379	5,408	1,311	4,097
Other revenue	6,396	5,529	6,061	3,801	4,323	2,073	11,925	7,521	4,404
Total revenues	1,564,147	1,489,694	1,567,587	1,521,383	1,522,698	41,449	3,053,841	3,011,201	42,640

Benefits and expenses:
Claims and other policy benefits	1,255,007	1,254,961	1,221,236	1,118,401	1,194,917	60,090	2,509,968	2,420,557	89,411
Interest credited	20,992	20,280	20,418	20,673	20,838	154	41,272	41,127	145
Policy acquisition costs and other insurance expenses	182,064	177,640	196,860	189,291	186,375	(4,311)	359,704	367,185	(7,481)
Other operating expenses	34,106	33,921	36,705	32,506	29,974	4,132	68,027	61,778	6,249
Total benefits and expenses	1,492,169	1,486,802	1,475,219	1,360,871	1,432,104	60,065	2,978,971	2,890,647	88,324

Income before income taxes	$71,978	$2,892	$92,368	$160,512	$90,594	$(18,616)	$74,870	$120,554	$(45,684)

Loss and expense ratios:
Claims and other policy benefits	91.4%	96.6%	87.9%	84.3%	89.5%	1.9%	93.9%	91.7%	2.2%
Policy acquisition costs and other insurance expenses	13.3%	13.7%	14.2%	14.3%	14.0%	(0.7)%	13.5%	13.9%	(0.4)%
Other operating expenses	2.5%	2.6%	2.6%	2.4%	2.2%	0.3%	2.5%	2.3%	0.2%

Foreign currency effect on (1):
Net premiums	$(608)	$944	$386	$582	$(199)	$(409)	$336	$(1,158)	$1,494
Income (loss) before income taxes	$185	$(49)	$(114)	$(106)	$(84)	$269	$136	$(244)	$380

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Qtr vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$1,373,548	$1,299,422	$1,389,479	$1,327,181	$1,335,316	$38,232	$2,672,970	$2,639,661	$33,309
Investment income, net of related expenses	180,478	183,060	173,461	191,904	183,713	(3,235)	363,538	362,708	830
Investment related losses, net	—	—	—	—	(1)	1	—	—	—
Other revenue	6,396	5,529	6,061	3,801	4,323	2,073	11,925	7,521	4,404
Total revenues	1,560,422	1,488,011	1,569,001	1,522,886	1,523,351	37,071	3,048,433	3,009,890	38,543

Benefits and expenses:
Claims and other policy benefits	1,255,007	1,254,961	1,221,236	1,118,401	1,194,917	60,090	2,509,968	2,420,557	89,411
Interest credited	20,992	20,280	20,418	20,673	20,838	154	41,272	41,127	145
Policy acquisition costs and other insurance expenses	182,064	177,640	196,860	189,291	186,375	(4,311)	359,704	367,185	(7,481)
Other operating expenses	34,106	33,921	36,705	32,506	29,974	4,132	68,027	61,778	6,249
Total benefits and expenses	1,492,169	1,486,802	1,475,219	1,360,871	1,432,104	60,065	2,978,971	2,890,647	88,324

Adjusted operating income before income taxes	$68,253	$1,209	$93,782	$162,015	$91,247	$(22,994)	$69,462	$119,243	$(49,781)

Loss and expense ratios:
Claims and other policy benefits	91.4%	96.6%	87.9%	84.3%	89.5%	1.9%	93.9%	91.7%	2.2%
Policy acquisition costs and other insurance expenses	13.3%	13.7%	14.2%	14.3%	14.0%	(0.7)%	13.5%	13.9%	(0.4)%
Other operating expenses	2.5%	2.6%	2.6%	2.4%	2.2%	0.3%	2.5%	2.3%	0.2%

Foreign currency effect on (1):
Net premiums	$(608)	$944	$386	$582	$(199)	$(409)	$336	$(1,158)	$1,494
Adjusted operating income (loss) before income taxes	$185	$(49)	$(114)	$(106)	$(84)	$269	$136	$(244)	$380

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$6,699	$5,192	$5,497	$6,423	$7,128	$(429)	$11,891	$11,763	$128
Investment income, net of related expenses	171,810	157,912	216,646	188,176	177,957	(6,147)	329,722	365,110	(35,388)
Investment related gains, net	776	676	41,114	12,832	32,626	(31,850)	1,452	90,397	(88,945)
Other revenue	24,065	22,959	22,458	26,899	26,211	(2,146)	47,024	49,425	(2,401)
Total revenues	203,350	186,739	285,715	234,330	243,922	(40,572)	390,089	516,695	(126,606)

Benefits and expenses:
Claims and other policy benefits	22,590	15,945	24,449	11,959	24,503	(1,913)	38,535	42,039	(3,504)
Interest credited	74,810	54,212	118,980	94,120	87,664	(12,854)	129,022	166,821	(37,799)
Policy acquisition costs and other insurance expenses	37,939	62,035	53,201	54,441	38,211	(272)	99,974	121,864	(21,890)
Other operating expenses	7,171	7,285	8,275	6,684	6,542	629	14,456	13,199	1,257
Total benefits and expenses	142,510	139,477	204,905	167,204	156,920	(14,410)	281,987	343,923	(61,936)

Income before income taxes	$60,840	$47,262	$80,810	$67,126	$87,002	$(26,162)	$108,102	$172,772	$(64,670)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$6,699	$5,192	$5,497	$6,423	$7,128	$(429)	$11,891	$11,763	$128
Investment income, net of related expenses	159,165	168,227	213,604	180,985	173,947	(14,782)	327,392	360,356	(32,964)
Other revenue	24,065	22,959	22,458	26,899	26,211	(2,146)	47,024	49,425	(2,401)
Total revenues	189,929	196,378	241,559	214,307	207,286	(17,357)	386,307	421,544	(35,237)

Benefits and expenses:
Claims and other policy benefits	22,590	15,945	24,449	11,959	24,503	(1,913)	38,535	42,039	(3,504)
Interest credited	74,245	82,775	122,575	95,487	95,004	(20,759)	157,020	202,119	(45,099)
Policy acquisition costs and other insurance expenses	36,184	40,711	30,971	27,596	31,346	4,838	76,895	62,659	14,236
Other operating expenses	7,171	7,285	8,275	6,684	6,542	629	14,456	13,199	1,257
Total benefits and expenses	140,190	146,716	186,270	141,726	157,395	(17,205)	286,906	320,016	(33,110)

Adjusted operating income before income taxes	$49,739	$49,662	$55,289	$72,581	$49,891	$(152)	$99,401	$101,528	$(2,127)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive (Continued) (USD millions)

	Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2018	2018	2017	2017	2017
Annuity account values:

Fixed annuities (deferred)	$7,101	$7,165	$6,607	$6,692	$6,762

Net interest spread (fixed annuities)	1.7%	1.6%	2.3%	2.0%	1.8%

Equity-indexed annuities	$3,931	$4,022	$4,126	$4,144	$4,188

Variable annuities account values
No riders	$877	$890	$950	$940	$939
GMDB only	177	178	182	180	179
GMIB only	24	23	24	23	23
GMAB only	13	16	22	25	28
GMWB only	1,268	1,299	1,366	1,361	1,358
GMDB / WB	318	327	343	340	339
Other	24	28	31	33	35
Total variable annuities account values	$2,701	$2,761	$2,918	$2,902	$2,901

Fair value of liabilities associated with living benefit riders	$122	$138	$152	$168	$162

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$955	$882	$858	$872	$825

Bank-owned life insurance (BOLI)	$589	$586	$584	$581	$577

Other asset-intensive business	$60	$61	$62	$63	$64

Future policy benefits associated with:

Payout annuities	$2,247	$2,255	$2,271	$2,284	$2,287

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Investment income, net of related expenses	$1,504	$1,822	$2,040	$2,984	$1,853	$(349)	$3,326	$3,517	$(191)
Other revenue	25,094	24,791	27,631	26,856	26,201	(1,107)	49,885	50,610	(725)
Total revenues	26,598	26,613	29,671	29,840	28,054	(1,456)	53,211	54,127	(916)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2,609	4,000	5,570	5,674	5,619	(3,010)	6,609	11,560	(4,951)
Other operating expenses	2,441	2,454	3,016	2,174	2,452	(11)	4,895	4,768	127
Total benefits and expenses	5,050	6,454	8,586	7,848	8,071	(3,021)	11,504	16,328	(4,824)

Income before income taxes	$21,548	$20,159	$21,085	$21,992	$19,983	$1,565	$41,707	$37,799	$3,908

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Investment income, net of related expenses	$1,504	$1,822	$2,040	$2,984	$1,853	$(349)	$3,326	$3,517	$(191)
Other revenue	25,094	24,791	27,631	26,856	26,201	(1,107)	49,885	50,610	(725)
Total revenues	26,598	26,613	29,671	29,840	28,054	(1,456)	53,211	54,127	(916)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2,609	4,000	5,570	5,674	5,619	(3,010)	6,609	11,560	(4,951)
Other operating expenses	2,441	2,454	3,016	2,174	2,452	(11)	4,895	4,768	127
Total benefits and expenses	5,050	6,454	8,586	7,848	8,071	(3,021)	11,504	16,328	(4,824)

Adjusted operating income before income taxes	$21,548	$20,159	$21,085	$21,992	$19,983	$1,565	$41,707	$37,799	$3,908

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Canada Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$260,750	$252,723	$238,993	$225,841	$221,380	$39,370	$513,473	$437,142	$76,331
Investment income, net of related expenses	49,535	50,584	48,089	51,593	44,830	4,705	100,119	89,336	10,783
Investment related gains (losses), net	446	(731)	1,798	2,380	2,598	(2,152)	(285)	6,441	(6,726)
Other revenue	1,468	(257)	(3)	1,281	465	1,003	1,211	629	582
Total revenues	312,199	302,319	288,877	281,095	269,273	42,926	614,518	533,548	80,970

Benefits and expenses:
Claims and other policy benefits	223,935	212,825	191,665	193,978	181,197	42,738	436,760	372,249	64,511
Interest credited	21	5	5	6	5	16	26	9	17
Policy acquisition costs and other insurance expenses	58,541	57,032	48,881	50,023	47,597	10,944	115,573	93,279	22,294
Other operating expenses	7,897	8,750	9,061	8,299	7,638	259	16,647	15,847	800
Total benefits and expenses	290,394	278,612	249,612	252,306	236,437	53,957	569,006	481,384	87,622

Income before income taxes	$21,805	$23,707	$39,265	$28,789	$32,836	$(11,031)	$45,512	$52,164	$(6,652)

Loss and expense ratios:
Loss ratios (creditor business)	26.3%	27.0%	24.6%	22.8%	27.8%	(1.5)%	26.6%	27.4%	(0.8)%
Loss ratios (excluding creditor business)	94.4%	92.2%	90.6%	99.2%	92.8%	1.6%	93.3%	96.7%	(3.4)%
Claims and other policy benefits / (net premiums + investment income)	72.2%	70.2%	66.8%	69.9%	68.1%	4.1%	71.2%	70.7%	0.5%
Policy acquisition costs and other insurance expenses (creditor business)	66.5%	65.2%	69.2%	66.7%	65.3%	1.2%	65.9%	65.6%	0.3%
Policy acquisition costs and other insurance expenses (excluding creditor business)	16.2%	16.6%	11.3%	12.7%	12.6%	3.6%	16.4%	12.5%	3.9%
Other operating expenses	3.0%	3.5%	3.8%	3.7%	3.5%	(0.5)%	3.2%	3.6%	(0.4)%

Foreign currency effect on (1):
Net premiums	$10,222	$10,846	$11,467	$8,992	$(9,540)	$19,762	$21,068	$(1,989)	$23,057
Income (loss) before income taxes	$579	$1,416	$1,852	$1,508	$(1,308)	$1,887	$1,995	$(121)	$2,116

Creditor reinsurance net premiums	$32,453	$31,093	$37,819	$39,445	$37,299	$(4,846)	$63,546	$72,863	$(9,317)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$260,750	$252,723	$238,993	$225,841	$221,380	$39,370	$513,473	$437,142	$76,331
Investment income, net of related expenses	49,080	50,561	47,998	51,341	44,577	4,503	99,641	89,173	10,468
Investment related gains, net	1,258	1,142	1,242	1,204	1,203	55	2,400	2,394	6
Other revenue	1,468	(257)	(3)	1,281	465	1,003	1,211	629	582
Total revenues	312,556	304,169	288,230	279,667	267,625	44,931	616,725	529,338	87,387

Benefits and expenses:
Claims and other policy benefits	223,935	212,825	191,665	193,978	181,197	42,738	436,760	372,249	64,511
Interest credited	21	5	5	6	5	16	26	9	17
Policy acquisition costs and other insurance expenses	58,541	57,032	48,881	50,023	47,597	10,944	115,573	93,279	22,294
Other operating expenses	7,897	8,750	9,061	8,299	7,638	259	16,647	15,847	800
Total benefits and expenses	290,394	278,612	249,612	252,306	236,437	53,957	569,006	481,384	87,622

Adjusted operating income before income taxes	$22,162	$25,557	$38,618	$27,361	$31,188	$(9,026)	$47,719	$47,954	$(235)

Loss and expense ratios:
Loss ratios (creditor business)	26.3%	27.0%	24.6%	22.8%	27.8%	(1.5)%	26.6%	27.4%	(0.8)%
Loss ratios (excluding creditor business)	94.4%	92.2%	90.6%	99.2%	92.8%	1.6%	93.3%	96.7%	(3.4)%
Claims and other policy benefits / (net premiums + investment income)	72.3%	70.2%	66.8%	70.0%	68.1%	4.2%	71.2%	70.7%	0.5%
Policy acquisition costs and other insurance expenses (creditor business)	66.5%	65.2%	69.2%	66.7%	65.3%	1.2%	65.9%	65.6%	0.3%
Policy acquisition costs and other insurance expenses (excluding creditor business)	16.2%	16.6%	11.3%	12.7%	12.6%	3.6%	16.4%	12.5%	3.9%
Other operating expenses	3.0%	3.5%	3.8%	3.7%	3.5%	(0.5)%	3.2%	3.6%	(0.4)%

Foreign currency effect on (1):
Net premiums	$10,222	$10,846	$11,467	$8,992	$(9,540)	$19,762	$21,068	$(1,989)	$23,057
Adjusted operating income (loss) before income taxes	$600	$1,512	$1,820	$1,433	$(1,232)	$1,832	$2,112	$(102)	$2,214

Creditor reinsurance net premiums	$32,453	$31,093	$37,819	$39,445	$37,299	$(4,846)	$63,546	$72,863	$(9,317)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$10,955	$11,305	$9,631	$9,874	$9,314	$1,641	$22,260	$18,724	$3,536
Investment income, net of related expenses	330	115	1,600	1,120	1,351	(1,021)	445	2,395	(1,950)
Other revenue	804	1,357	1,467	1,436	1,338	(534)	2,161	2,691	(530)
Total revenues	12,089	12,777	12,698	12,430	12,003	86	24,866	23,810	1,056

Benefits and expenses:
Claims and other policy benefits	7,915	9,115	7,751	7,170	7,099	816	17,030	14,718	2,312
Policy acquisition costs and other insurance expenses	292	96	218	221	206	86	388	350	38
Other operating expenses	338	375	575	567	273	65	713	725	(12)
Total benefits and expenses	8,545	9,586	8,544	7,958	7,578	967	18,131	15,793	2,338

Income before income taxes	$3,544	$3,191	$4,154	$4,472	$4,425	$(881)	$6,735	$8,017	$(1,282)

Foreign currency effect on (2):
Net premiums	$436	$501	$462	$387	$(403)	$839	$937	$33	$904
Income (loss) before income taxes	$146	$188	$195	$159	$(185)	$331	$334	$59	$275

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$10,955	$11,305	$9,631	$9,874	$9,314	$1,641	$22,260	$18,724	$3,536
Investment income, net of related expenses	330	115	1,600	1,120	1,351	(1,021)	445	2,395	(1,950)
Other revenue	804	1,357	1,467	1,436	1,338	(534)	2,161	2,691	(530)
Total revenues	12,089	12,777	12,698	12,430	12,003	86	24,866	23,810	1,056

Benefits and expenses:
Claims and other policy benefits	7,915	9,115	7,751	7,170	7,099	816	17,030	14,718	2,312
Policy acquisition costs and other insurance expenses	292	96	218	221	206	86	388	350	38
Other operating expenses	338	375	575	567	273	65	713	725	(12)
Total benefits and expenses	8,545	9,586	8,544	7,958	7,578	967	18,131	15,793	2,338

Adjusted operating income before income taxes	$3,544	$3,191	$4,154	$4,472	$4,425	$(881)	$6,735	$8,017	$(1,282)

Foreign currency effect on (2):
Net premiums	$436	$501	$462	$387	$(403)	$839	$937	$33	$904
Adjusted operating income (loss) before income taxes	$146	$188	$195	$159	$(185)	$331	$334	$59	$275

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$354,534	$375,729	$321,907	$344,211	$330,850	$23,684	$730,263	$635,522	$94,741
Investment income, net of related expenses	17,087	15,764	14,479	14,727	13,585	3,502	32,851	26,305	6,546
Investment related gains, net	—	9	45	—	—	—	9	7	2
Other revenue	917	2,280	666	2,034	1,485	(568)	3,197	2,172	1,025
Total revenues	372,538	393,782	337,097	360,972	345,920	26,618	766,320	664,006	102,314

Benefits and expenses:
Claims and other policy benefits	310,187	326,802	249,735	285,071	295,004	15,183	636,989	561,405	75,584
Policy acquisition costs and other insurance expenses	29,961	25,552	25,880	35,751	15,349	14,612	55,513	30,512	25,001
Other operating expenses	25,922	26,007	31,747	24,729	24,213	1,709	51,929	46,759	5,170
Total benefits and expenses	366,070	378,361	307,362	345,551	334,566	31,504	744,431	638,676	105,755

Income before income taxes	$6,468	$15,421	$29,735	$15,421	$11,354	$(4,886)	$21,889	$25,330	$(3,441)

Loss and expense ratios:
Claims and other policy benefits	87.5%	87.0%	77.6%	82.8%	89.2%	(1.7)%	87.2%	88.3%	(1.1)%
Policy acquisition costs and other insurance expenses	8.5%	6.8%	8.0%	10.4%	4.6%	3.9%	7.6%	4.8%	2.8%
Other operating expenses	7.3%	6.9%	9.9%	7.2%	7.3%	—%	7.1%	7.4%	(0.3)%

Foreign currency effect on (1):
Net premiums	$18,659	$40,308	$19,482	$7,297	$(17,249)	$35,908	$58,967	$(35,108)	$94,075
Income (loss) before income taxes	$978	$1,801	$2,037	$703	$(522)	$1,500	$2,779	$(1,243)	$4,022

Critical illness net premiums	$47,851	$48,898	$47,322	$48,985	$49,211	$(1,360)	$96,749	$95,187	$1,562

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$354,534	$375,729	$321,907	$344,211	$330,850	$23,684	$730,263	$635,522	$94,741
Investment income, net of related expenses	17,087	15,764	14,479	14,727	13,585	3,502	32,851	26,305	6,546
Other revenue	917	2,280	666	2,034	1,485	(568)	3,197	2,172	1,025
Total revenues	372,538	393,773	337,052	360,972	345,920	26,618	766,311	663,999	102,312

Benefits and expenses:
Claims and other policy benefits	310,187	326,802	249,735	285,071	295,004	15,183	636,989	561,405	75,584
Policy acquisition costs and other insurance expenses	29,961	25,552	25,880	35,751	15,349	14,612	55,513	30,512	25,001
Other operating expenses	25,922	26,007	31,747	24,729	24,213	1,709	51,929	46,759	5,170
Total benefits and expenses	366,070	378,361	307,362	345,551	334,566	31,504	744,431	638,676	105,755

Adjusted operating income before income taxes	$6,468	$15,412	$29,690	$15,421	$11,354	$(4,886)	$21,880	$25,323	$(3,443)

Loss and expense ratios:
Claims and other policy benefits	87.5%	87.0%	77.6%	82.8%	89.2%	(1.7)%	87.2%	88.3%	(1.1)%
Policy acquisition costs and other insurance expenses	8.5%	6.8%	8.0%	10.4%	4.6%	3.9%	7.6%	4.8%	2.8%
Other operating expenses	7.3%	6.9%	9.9%	7.2%	7.3%	—%	7.1%	7.4%	(0.3)%

Foreign currency effect on (1):
Net premiums	$18,659	$40,308	$19,482	$7,297	$(17,249)	$35,908	$58,967	$(35,108)	$94,075
Adjusted operating income (loss) before income taxes	$978	$1,801	$2,033	$704	$(522)	$1,500	$2,779	$(1,243)	$4,022

Critical illness net premiums	$47,851	$48,898	$47,322	$48,985	$49,211	$(1,360)	$96,749	$95,187	$1,562

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$49,135	$47,979	$43,911	$39,294	$38,520	$10,615	$97,114	$80,515	$16,599
Investment income, net of related expenses	40,330	31,932	34,656	30,892	28,029	12,301	72,262	57,710	14,552
Investment related gains (losses), net	5,858	3,352	(2,738)	1,192	2,458	3,400	9,210	7,033	2,177
Other revenue	5,352	4,880	4,807	5,663	4,398	954	10,232	8,136	2,096
Total revenues	100,675	88,143	80,636	77,041	73,405	27,270	188,818	153,394	35,424

Benefits and expenses:
Claims and other policy benefits	21,854	42,471	34,415	35,648	36,797	(14,943)	64,325	72,733	(8,408)
Interest credited	4,127	(2,652)	4,781	2,475	(291)	4,418	1,475	3,822	(2,347)
Policy acquisition costs and other insurance expenses	1,054	1,080	763	327	454	600	2,134	743	1,391
Other operating expenses	8,271	8,080	8,939	7,638	7,540	731	16,351	15,273	1,078
Total benefits and expenses	35,306	48,979	48,898	46,088	44,500	(9,194)	84,285	92,571	(8,286)

Income before income taxes	$65,369	$39,164	$31,738	$30,953	$28,905	$36,464	$104,533	$60,823	$43,710

Foreign currency effect on (2):
Net premiums	$2,987	$5,368	$2,922	$56	$(4,378)	$7,365	$8,355	$(10,547)	$18,902
Income (loss) before income taxes	$3,339	$4,318	$2,108	$130	$(3,327)	$6,666	$7,657	$(8,057)	$15,714

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$49,135	$47,979	$43,911	$39,294	$38,520	$10,615	$97,114	$80,515	$16,599
Investment income, net of related expenses	36,203	34,584	29,875	28,417	28,320	7,883	70,787	53,888	16,899
Other revenue	5,339	4,956	4,848	5,570	4,482	857	10,295	8,352	1,943
Total revenues	90,677	87,519	78,634	73,281	71,322	19,355	178,196	142,755	35,441

Benefits and expenses:
Claims and other policy benefits	21,854	42,471	34,415	35,648	36,797	(14,943)	64,325	72,733	(8,408)
Policy acquisition costs and other insurance expenses	1,054	1,080	763	327	454	600	2,134	743	1,391
Other operating expenses	8,271	8,080	8,939	7,638	7,540	731	16,351	15,273	1,078
Total benefits and expenses	31,179	51,631	44,117	43,613	44,791	(13,612)	82,810	88,749	(5,939)

Adjusted operating income before income taxes	$59,498	$35,888	$34,517	$29,668	$26,531	$32,967	$95,386	$54,006	$41,380

Foreign currency effect on (2):
Net premiums	$2,987	$5,368	$2,922	$56	$(4,378)	$7,365	$8,355	$(10,547)	$18,902
Adjusted operating income (loss) before income taxes	$3,050	$3,965	$2,311	$136	$(3,043)	$6,093	$7,015	$(7,049)	$14,064

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$538,799	$589,513	$495,439	$536,931	$537,352	$1,447	$1,128,312	$1,020,659	$107,653
Investment income, net of related expenses	24,076	24,600	23,570	23,858	22,345	1,731	48,676	44,247	4,429
Investment related gains (losses), net	—	8	(10)	—	—	—	8	—	8
Other revenue	7,645	418	63,268	871	1,832	5,813	8,063	1,853	6,210
Total revenues	570,520	614,539	582,267	561,660	561,529	8,991	1,185,059	1,066,759	118,300

Benefits and expenses:
Claims and other policy benefits	435,592	495,194	414,637	442,358	423,294	12,298	930,786	778,733	152,053
Policy acquisition costs and other insurance expenses	37,584	58,782	97,575	55,891	51,259	(13,675)	96,366	124,116	(27,750)
Other operating expenses	38,482	37,676	42,843	36,847	33,654	4,828	76,158	68,900	7,258
Total benefits and expenses	511,658	591,652	555,055	535,096	508,207	3,451	1,103,310	971,749	131,561

Income before income taxes	$58,862	$22,887	$27,212	$26,564	$53,322	$5,540	$81,749	$95,010	$(13,261)

Loss and Expense Ratios:
Claims and other policy benefits	80.8%	84.0%	83.7%	82.4%	78.8%	2.0%	82.5%	76.3%	6.2%
Policy acquisition costs and other insurance expenses	7.0%	10.0%	19.7%	10.4%	9.5%	(2.5)%	8.5%	12.2%	(3.7)%
Other operating expenses	7.1%	6.4%	8.6%	6.9%	6.3%	0.8%	6.7%	6.8%	(0.1)%

Foreign currency effect on (1):
Net premiums	$9,195	$21,345	$8,512	$1,030	$1,321	$7,874	$30,540	$13,131	$17,409
Income (loss) before income taxes	$(66)	$954	$(1,066)	$(954)	$(261)	$195	$888	$590	$298

Critical illness net premiums	$180,852	$235,721	$136,246	$158,612	$174,304	$6,548	$416,573	$316,187	$100,386

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$538,799	$589,513	$495,439	$536,931	$537,352	$1,447	$1,128,312	$1,020,659	$107,653
Investment income, net of related expenses	24,076	24,600	23,570	23,858	22,345	1,731	48,676	44,247	4,429
Investment related gains, net	—	3	5	—	—	—	3	—	3
Other revenue	7,645	418	63,268	871	1,832	5,813	8,063	1,853	6,210
Total revenues	570,520	614,534	582,282	561,660	561,529	8,991	1,185,054	1,066,759	118,295

Benefits and expenses:
Claims and other policy benefits	435,592	495,194	414,637	442,358	423,294	12,298	930,786	778,733	152,053
Policy acquisition costs and other insurance expenses	37,584	58,782	97,575	55,891	51,259	(13,675)	96,366	124,116	(27,750)
Other operating expenses	38,482	37,676	42,843	36,847	33,654	4,828	76,158	68,900	7,258
Total benefits and expenses	511,658	591,652	555,055	535,096	508,207	3,451	1,103,310	971,749	131,561

Adjusted operating income before income taxes	$58,862	$22,882	$27,227	$26,564	$53,322	$5,540	$81,744	$95,010	$(13,266)

Loss and Expense Ratios:
Claims and other policy benefits	80.8%	84.0%	83.7%	82.4%	78.8%	2.0%	82.5%	76.3%	6.2%
Policy acquisition costs and other insurance expenses	7.0%	10.0%	19.7%	10.4%	9.5%	(2.5)%	8.5%	12.2%	(3.7)%
Other operating expenses	7.1%	6.4%	8.6%	6.9%	6.3%	0.8%	6.7%	6.8%	(0.1)%

Foreign currency effect on (1):
Net premiums	$9,195	$21,345	$8,512	$1,030	$1,321	$7,874	$30,540	$13,131	$17,409
Adjusted operating income (loss) before income taxes	$(66)	$916	$(1,059)	$(954)	$(261)	$195	$850	$590	$260

Critical illness net premiums	$180,852	$235,721	$136,246	$158,612	$174,304	$6,548	$416,573	$316,187	$100,386

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$30	$678	$325	$19	$549	$(519)	$708	$2,075	$(1,367)
Investment income, net of related expenses	10,184	10,394	9,867	10,556	8,570	1,614	20,578	14,106	6,472
Investment related gains, net	1,904	3,467	2,413	758	3,582	(1,678)	5,371	10,767	(5,396)
Other revenue	5,874	5,307	5,802	5,599	5,283	591	11,181	11,488	(307)
Total revenues	17,992	19,846	18,407	16,932	17,984	8	37,838	38,436	(598)

Benefits and expenses:
Claims and other policy benefits	2,405	4,468	3,850	6,110	1,565	840	6,873	8,060	(1,187)
Interest credited	6,660	6,394	6,852	7,026	5,572	1,088	13,054	8,569	4,485
Policy acquisition costs and other insurance expenses	728	1,197	1,000	653	1,541	(813)	1,925	3,458	(1,533)
Other operating expenses	4,061	3,766	4,595	3,372	3,929	132	7,827	7,100	727
Total benefits and expenses	13,854	15,825	16,297	17,161	12,607	1,247	29,679	27,187	2,492

Income (loss) before income taxes	$4,138	$4,021	$2,110	$(229)	$5,377	$(1,239)	$8,159	$11,249	$(3,090)

Foreign currency effect on (2):
Net premiums	$—	$36	$(5)	$(1)	$(16)	$16	$36	$1	$35
Income (loss) before income taxes	$38	$98	$242	$139	$(114)	$152	$136	$(37)	$173

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$30	$678	$325	$19	$549	$(519)	$708	$2,075	$(1,367)
Investment income, net of related expenses	10,184	10,394	9,867	10,556	8,570	1,614	20,578	14,106	6,472
Investment related gains, net	630	724	1,005	742	832	(202)	1,354	1,693	(339)
Other revenue	5,874	5,307	5,802	5,599	5,283	591	11,181	11,488	(307)
Total revenues	16,718	17,103	16,999	16,916	15,234	1,484	33,821	29,362	4,459

Benefits and expenses:
Claims and other policy benefits	2,405	4,468	3,850	6,110	1,565	840	6,873	8,060	(1,187)
Interest credited	6,660	6,394	6,852	7,026	5,572	1,088	13,054	8,569	4,485
Policy acquisition costs and other insurance expenses	728	1,197	1,000	653	1,541	(813)	1,925	3,458	(1,533)
Other operating expenses	4,061	3,766	4,595	3,372	3,929	132	7,827	7,100	727
Total benefits and expenses	13,854	15,825	16,297	17,161	12,607	1,247	29,679	27,187	2,492

Adjusted operating income (loss) before income taxes	$2,864	$1,278	$702	$(245)	$2,627	$237	$4,142	$2,175	$1,967

Foreign currency effect on (2):
Net premiums	$—	$36	$(5)	$(1)	$(16)	$16	$36	$1	$35
Adjusted operating income (loss) before income taxes	$66	$(42)	$158	$181	$(63)	$129	$24	$(165)	$189

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$10	$10	$4	$23	$42	$(32)	$20	$86	$(66)
Investment income, net of related expenses	32,727	40,146	40,423	41,108	36,305	(3,578)	72,873	67,468	5,405
Investment related gains (losses), net	(23,281)	(8,934)	(12,799)	6,994	15,685	(38,966)	(32,215)	862	(33,077)
Other revenue	6,344	8,033	1,860	1,502	2,456	3,888	14,377	7,624	6,753
Total revenues	15,800	39,255	29,488	49,627	54,488	(38,688)	55,055	76,040	(20,985)

Benefits and expenses:
Claims and other policy benefits	108	320	(9)	(15)	(13)	121	428	14	414
Interest credited	2,717	2,210	1,936	1,799	1,497	1,220	4,927	2,621	2,306
Policy acquisition costs and other insurance income	(30,496)	(30,512)	(27,947)	(26,848)	(26,779)	(3,717)	(61,008)	(53,846)	(7,162)
Other operating expenses	66,270	62,960	83,655	45,601	38,141	28,129	129,230	78,513	50,717
Interest expense	37,025	37,454	37,435	36,836	29,352	7,673	74,479	71,754	2,725
Collateral finance and securitization expense	7,440	7,602	7,401	7,692	6,773	667	15,042	13,543	1,499
Total benefits and expenses	83,064	80,034	102,471	65,065	48,971	34,093	163,098	112,599	50,499

Income (loss) before income taxes	$(67,264)	$(40,779)	$(72,983)	$(15,438)	$5,517	$(72,781)	$(108,043)	$(36,559)	$(71,484)

Foreign currency effect (1):
Income (loss) before income taxes	$762	$156	$766	$379	$(734)	$1,496	$918	$(286)	$1,204

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Revenues:
Net premiums	$10	$10	$4	$23	$42	$(32)	$20	$86	$(66)
Investment income, net of related expenses	32,727	40,146	40,423	41,108	36,305	(3,578)	72,873	67,468	5,405
Investment related gains, net	632	908	547	755	695	(63)	1,540	1,372	168
Other revenue	6,834	8,033	1,860	1,493	2,430	4,404	14,867	7,572	7,295
Total revenues	40,203	49,097	42,834	43,379	39,472	731	89,300	76,498	12,802

Benefits and expenses:
Claims and other policy benefits	108	320	(9)	(15)	(13)	121	428	14	414
Interest credited	2,717	2,210	1,936	1,799	1,497	1,220	4,927	2,621	2,306
Policy acquisition costs and other insurance income	(30,496)	(30,512)	(27,947)	(26,848)	(26,779)	(3,717)	(61,008)	(53,846)	(7,162)
Other operating expenses	66,270	62,960	83,655	45,601	38,141	28,129	129,230	78,513	50,717
Interest expense	37,025	37,454	37,435	36,836	29,352	7,673	74,479	71,754	2,725
Collateral finance and securitization expense	7,440	7,602	7,401	7,692	6,773	667	15,042	13,543	1,499
Total benefits and expenses	83,064	80,034	102,471	65,065	48,971	34,093	163,098	112,599	50,499

Adjusted operating loss before income taxes	$(42,861)	$(30,937)	$(59,637)	$(21,686)	$(9,499)	$(33,362)	$(73,798)	$(36,101)	$(37,697)

Foreign currency effect (1):
Adjusted operating income (loss) before income taxes	$463	$34	$644	$417	$(667)	$1,130	$497	$(169)	$666

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Summary of Segment GAAP Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
U.S. and Latin America:
Traditional	$71,978	$2,892	$92,368	$160,512	$90,594	$(18,616)	$74,870	$120,554	$(45,684)
Financial Solutions:
Asset Intensive	60,840	47,262	80,810	67,126	87,002	(26,162)	108,102	172,772	(64,670)
Financial Reinsurance	21,548	20,159	21,085	21,992	19,983	1,565	41,707	37,799	3,908
Total U.S. and Latin America	154,366	70,313	194,263	249,630	197,579	(43,213)	224,679	331,125	(106,446)
Canada:
Canada Traditional	21,805	23,707	39,265	28,789	32,836	(11,031)	45,512	52,164	(6,652)
Canada Financial Solutions	3,544	3,191	4,154	4,472	4,425	(881)	6,735	8,017	(1,282)
Total Canada	25,349	26,898	43,419	33,261	37,261	(11,912)	52,247	60,181	(7,934)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	6,468	15,421	29,735	15,421	11,354	(4,886)	21,889	25,330	(3,441)
Europe, Middle East and Africa Financial Solutions	65,369	39,164	31,738	30,953	28,905	36,464	104,533	60,823	43,710
Total Europe, Middle East and Africa	71,837	54,585	61,473	46,374	40,259	31,578	126,422	86,153	40,269
Asia Pacific:
Asia Pacific Traditional	58,862	22,887	27,212	26,564	53,322	5,540	81,749	95,010	(13,261)
Asia Pacific Financial Solutions	4,138	4,021	2,110	(229)	5,377	(1,239)	8,159	11,249	(3,090)
Total Asia Pacific	63,000	26,908	29,322	26,335	58,699	4,301	89,908	106,259	(16,351)
Corporate and Other	(67,264)	(40,779)	(72,983)	(15,438)	5,517	(72,781)	(108,043)	(36,559)	(71,484)
Consolidated income before income taxes	$247,288	$137,925	$255,494	$340,162	$339,315	$(92,027)	$385,213	$547,159	$(161,946)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Summary of Segment Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2018	2018	2017	2017	2017		2018	2017	Change
U.S. and Latin America:
Traditional	$68,253	$1,209	$93,782	$162,015	$91,247	$(22,994)	$69,462	$119,243	$(49,781)
Financial Solutions:
Asset Intensive	49,739	49,662	55,289	72,581	49,891	(152)	99,401	101,528	(2,127)
Financial Reinsurance	21,548	20,159	21,085	21,992	19,983	1,565	41,707	37,799	3,908
Total U.S. and Latin America	139,540	71,030	170,156	256,588	161,121	(21,581)	210,570	258,570	(48,000)
Canada:
Canada Traditional	22,162	25,557	38,618	27,361	31,188	(9,026)	47,719	47,954	(235)
Canada Financial Solutions	3,544	3,191	4,154	4,472	4,425	(881)	6,735	8,017	(1,282)
Total Canada	25,706	28,748	42,772	31,833	35,613	(9,907)	54,454	55,971	(1,517)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	6,468	15,412	29,690	15,421	11,354	(4,886)	21,880	25,323	(3,443)
Europe, Middle East and Africa Financial Solutions	59,498	35,888	34,517	29,668	26,531	32,967	95,386	54,006	41,380
Total Europe, Middle East and Africa	65,966	51,300	64,207	45,089	37,885	28,081	117,266	79,329	37,937
Asia Pacific:
Asia Pacific Traditional	58,862	22,882	27,227	26,564	53,322	5,540	81,744	95,010	(13,266)
Asia Pacific Financial Solutions	2,864	1,278	702	(245)	2,627	237	4,142	2,175	1,967
Total Asia Pacific	61,726	24,160	27,929	26,319	55,949	5,777	85,886	97,185	(11,299)
Corporate and Other	(42,861)	(30,937)	(59,637)	(21,686)	(9,499)	(33,362)	(73,798)	(36,101)	(37,697)
Consolidated adjusted operating income before income taxes	$250,077	$144,301	$245,427	$338,143	$281,069	$(30,992)	$394,378	$454,954	$(60,576)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2018	2018	2017	2017	2017
Fixed maturity securities, available-for-sale (1)	$36,784,954	$37,945,260	$38,150,820	$36,381,742	$36,345,426
Equity securities (2)	108,070	103,983	100,152	112,931	104,277
Mortgage loans on real estate	4,558,669	4,437,994	4,400,533	4,322,329	4,104,487
Policy loans	1,339,252	1,346,930	1,357,624	1,340,146	1,406,774
Funds withheld at interest	5,981,092	6,005,892	6,083,388	6,020,336	5,968,856
Short-term investments	123,028	130,430	93,304	80,582	123,308
Other invested assets	1,605,562	1,512,147	1,505,332	1,419,592	1,394,093
Cash and cash equivalents	1,397,679	1,510,407	1,303,524	1,204,590	1,123,350
Total cash and invested assets	$51,898,306	$52,993,043	$52,994,677	$50,882,248	$50,570,571

(1) The Company holds the various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).
(2) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the '2018 Notes' section on page 2.

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2018	2018	2017	2017	2017		2018	2017	Change
Average invested assets at amortized cost (1)	$26,899,416	$27,024,934	$26,351,089	$25,887,338	$25,172,367	$1,727,049	$26,816,599	$25,052,849	$1,763,750
Net investment income (1)	$285,832	$296,473	$283,989	$305,632	$284,884	$948	$582,305	$558,092	$24,213
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.32%	4.46%	4.38%	4.81%	4.60%	-0.28%	4.39%	4.50%	-0.11%

(1) Excludes spread-related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities (1)
(Excludes Funds Withheld Portfolios)

June 30, 2018
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$22,249,964	$663,087	$409,544	$22,503,507	61.2%	$—
Canadian governments	2,789,699	1,277,020	3,876	4,062,843	11.0%	—
RMBS	1,837,316	18,500	34,602	1,821,214	5.0%	—
ABS	1,711,099	11,596	13,871	1,708,824	4.6%	275
CMBS	1,249,616	8,591	15,698	1,242,509	3.4%	—
U.S. government	1,583,622	8,193	66,665	1,525,150	4.1%	—
State and political subdivisions	703,047	43,318	9,321	737,044	2.0%	—
Other foreign government	3,109,607	112,887	38,631	3,183,863	8.7%	—
Total fixed maturity securities	$35,233,970	$2,143,192	$592,208	$36,784,954	100.0%	$275

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the '2018 Notes' section on page 2.
Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity and Equity Securities (Excludes Funds Withheld Portfolios)

December 31, 2017
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate	$21,966,803	$1,299,594	$55,429	$23,210,968	60.9%	$—
Canadian governments	2,843,273	1,378,510	1,707	4,220,076	11.1%	—
RMBS	1,695,126	36,632	11,878	1,719,880	4.5%	—
ABS	1,634,758	18,798	5,194	1,648,362	4.3%	275
CMBS	1,285,594	22,627	4,834	1,303,387	3.4%	—
U.S. government	1,953,436	12,089	21,933	1,943,592	5.1%	—
State and political subdivisions	647,727	59,997	4,296	703,428	1.8%	—
Other foreign government	3,254,695	154,507	8,075	3,401,127	8.9%	—
Total fixed maturity securities	$35,281,412	$2,982,754	$113,346	$38,150,820	100.0%	$275

Non-redeemable preferred stock	$41,553	$479	$2,226	$39,806	39.7%
Other equity securities	61,288	479	1,421	60,346	60.3%
Total equity securities	$102,841	$958	$3,647	$100,152	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturity Securities by Sector (Excludes Funds Withheld Portfolios)

	June 30, 2018				December 31, 2017
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$4,311,973	$4,335,082	19.2%	A-	$4,353,995	$4,549,003	19.6%	A-
Brokerage/asset managers/exchanges	569,218	575,029	2.6%	A-	529,100	556,022	2.4%	A-
Finance companies	200,931	196,169	0.9%	BBB+	219,289	226,733	1.0%	BBB+
Insurance	1,991,794	2,002,333	8.9%	A-	1,864,357	1,989,990	8.6%	A-
REITs	666,245	667,222	3.0%	BBB+	714,489	738,979	3.2%	BBB+
Other finance	357,786	353,290	1.6%	A-	296,655	302,047	1.3%	A
Total financial institutions	$8,097,947	$8,129,125	36.2%		$7,977,885	$8,362,774	36.1%
Industrials
Basic	$1,154,527	$1,153,765	5.1%	BBB	$1,075,380	$1,137,668	4.9%	BBB
Capital goods	1,201,927	1,191,475	5.3%	BBB+	1,151,629	1,202,609	5.2%	BBB+
Communications	1,942,470	1,972,207	8.8%	BBB	2,006,383	2,133,924	9.2%	BBB
Consumer cyclical	1,089,885	1,104,064	4.9%	A-	1,249,776	1,301,978	5.6%	A-
Consumer noncyclical	2,391,500	2,434,402	10.8%	BBB+	2,243,126	2,396,115	10.3%	BBB+
Energy	1,799,060	1,845,102	8.2%	BBB+	1,871,898	1,994,951	8.6%	BBB+
Technology	696,111	700,493	3.1%	A	676,245	705,682	3.0%	A
Transportation	1,180,715	1,193,859	5.3%	A-	1,065,994	1,122,892	4.8%	A-
Other industrial	248,955	252,395	1.1%	BBB+	194,735	203,514	0.9%	BBB+
Total industrials	$11,705,150	$11,847,762	52.6%		$11,535,166	$12,199,333	52.5%
Utilities
Electric	$1,841,295	$1,883,797	8.4%	A-	$1,818,459	$1,951,774	8.4%	A-
Natural gas	325,286	339,392	1.5%	A-	354,958	381,873	1.6%	A-
Other utility	280,286	303,431	1.3%	A-	280,335	315,214	1.4%	BBB+
Total utilities	$2,446,867	$2,526,620	11.2%		$2,453,752	$2,648,861	11.4%
Total	$22,249,964	$22,503,507	100.0%	BBB+	$21,966,803	$23,210,968	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody's, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		June 30, 2018			March 31, 2018			December 31, 2017			September 30, 2017			June 30, 2017
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$23,206,331	$24,697,276	67.2%	$23,699,901	$25,416,105	67.0%	$23,534,574	$25,762,103	67.5%	$22,095,642	$23,989,873	66.0%	$22,039,025	$24,093,110	66.4%
2	BBB	10,309,842	10,413,893	28.3%	10,502,621	10,816,607	28.5%	10,115,008	10,709,170	28.1%	10,233,331	10,792,989	29.7%	10,097,673	10,626,154	29.2%
3	BB	1,165,503	1,136,259	3.1%	1,209,542	1,211,330	3.2%	1,139,200	1,173,639	3.1%	1,107,086	1,143,449	3.1%	1,140,073	1,167,968	3.2%
4	B	501,101	488,648	1.3%	439,444	439,736	1.2%	408,990	420,284	1.1%	360,643	374,478	1.0%	358,668	369,794	1.0%
5	CCC	45,696	42,876	0.1%	45,617	43,929	0.1%	78,143	79,747	0.2%	86,984	74,093	0.2%	94,473	79,662	0.2%
6	In or near default	5,497	6,002	—%	16,580	17,553	—%	5,497	5,877	—%	6,282	6,860	—%	8,422	8,738	—%
	Total	$35,233,970	$36,784,954	100.0%	$35,913,705	$37,945,260	100.0%	$35,281,412	$38,150,820	100.0%	$33,889,968	$36,381,742	100.0%	$33,738,334	$36,345,426	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent rating based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
RMBS
Agency	$840,284	$833,587	$861,908	$861,214	$878,559	$896,977	$891,508	$917,589	$784,648	$813,463
Non-agency	997,032	987,627	929,099	925,934	816,567	822,903	753,871	761,716	720,826	725,836
Total	1,837,316	1,821,214	1,791,007	1,787,148	1,695,126	1,719,880	1,645,379	1,679,305	1,505,474	1,539,299
CMBS	1,249,616	1,242,509	1,281,452	1,281,933	1,285,594	1,303,387	1,293,296	1,313,322	1,558,035	1,582,028
ABS	1,711,099	1,708,824	1,727,810	1,734,722	1,634,758	1,648,362	1,680,918	1,694,568	1,630,499	1,641,841
Total	$4,798,031	$4,772,547	$4,800,269	$4,803,803	$4,615,478	$4,671,629	$4,619,593	$4,687,195	$4,694,008	$4,763,168

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	June 30, 2018		March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$571,151	96.4%	$358,873	94.1%	$110,508	97.5%	$135,907	85.6%	$147,319	85.5%
20% or more for less than six months	21,045	3.6%	20,232	5.3%	—	—%	3,407	2.1%	5,051	2.9%
20% or more for six months or greater	12	—%	2,360	0.6%	2,838	2.5%	19,490	12.3%	20,073	11.6%
Total	$592,208	100.0%	$381,465	100.0%	$113,346	100.0%	$158,804	100.0%	$172,443	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturity Securities Below Amortized Cost(1) (Excludes Funds Withheld Portfolios)

	As of June 30, 2018
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$9,135,620	$299,909	$818,555	$51,938	$9,954,175	$351,847
Canadian governments	46,392	668	110,326	3,058	156,718	3,726
RMBS	1,101,941	25,546	241,914	9,032	1,343,855	34,578
ABS	807,714	10,637	139,676	3,187	947,390	13,824
CMBS	612,214	11,097	104,426	4,601	716,640	15,698
U.S. government	584,758	20,707	747,679	45,958	1,332,437	66,665
State and political subdivisions	168,817	5,064	66,122	4,257	234,939	9,321
Other foreign government	919,229	25,758	199,578	5,407	1,118,807	31,165
Total investment grade securities	$13,376,685	$399,386	$2,428,276	$127,438	$15,804,961	$526,824

Below investment grade securities:
Corporate	$735,338	$47,846	$56,042	$9,851	$791,380	$57,697
Canadian governments	1,864	150	—	—	1,864	150
RMBS	—	—	1,194	24	1,194	24
ABS	—	—	1,148	47	1,148	47
Other foreign government	146,374	7,111	7,643	355	154,017	7,466
Total below investment grade securities	$883,576	$55,107	$66,027	$10,277	$949,603	$65,384
Total fixed maturity securities	$14,260,261	$454,493	$2,494,303	$137,715	$16,754,564	$592,208

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the '2018 Notes' section on page 2.

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturity and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of December 31, 2017
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$1,886,212	$17,099	$1,009,750	$28,080	$2,895,962	$45,179
Canadian governments	18,688	91	111,560	1,596	130,248	1,687
RMBS	566,699	5,852	224,439	6,004	791,138	11,856
ABS	434,274	2,707	168,524	2,434	602,798	5,141
CMBS	220,401	1,914	103,269	2,920	323,670	4,834
U.S. government	800,298	6,177	767,197	15,756	1,567,495	21,933
State and political subdivisions	43,510	242	68,666	4,054	112,176	4,296
Other foreign government	369,717	2,707	191,265	4,704	560,982	7,411
Total investment grade securities	$4,339,799	$36,789	$2,644,670	$65,548	$6,984,469	$102,337

Below investment grade securities:
Corporate	$194,879	$3,317	$75,731	$6,933	$270,610	$10,250
Canadian governments	1,995	20	—	—	1,995	20
RMBS	—	—	1,369	22	1,369	22
ABS	—	—	1,489	53	1,489	53
Other foreign government	28,600	113	15,134	551	43,734	664
Total below investment grade securities	$225,474	$3,450	$93,723	$7,559	$319,197	$11,009
Total fixed maturity securities	$4,565,273	$40,239	$2,738,393	$73,107	$7,303,666	$113,346

Equity Securities:
Non-redeemable preferred stock	$82	$1	$26,471	$2,225	$26,553	$2,226
Other equity securities	5,820	1,023	47,251	398	$53,071	$1,421
Total Equity securities	$5,902	$1,024	$73,722	$2,623	$79,624	$3,647

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,		June 30,	June 30,
	2018	2018	2017	2017	2017		2018	2017	Change
Fixed maturity securities available for sale (1):
Other-than-temporary impairment losses on fixed maturities	$(3,350)	$—	$(21,659)	$(390)	$(3,401)	$51	$(3,350)	$(20,590)	$17,240
Gain on investment activity	21,140	10,966	18,935	19,512	54,206	(33,066)	32,106	72,099	(39,993)
Loss on investment activity	(35,934)	(20,380)	(10,751)	(7,593)	(10,297)	(25,637)	(56,314)	(18,984)	(37,330)
Net gains (losses) on fixed maturity securities available for sale	(18,144)	(9,414)	(13,475)	11,529	40,508	(58,652)	(27,558)	32,525	(60,083)

Net losses on equity securities	(6,497)	(5,059)	(530)	(964)	(160)	(6,337)	(11,556)	(4,036)	(7,520)
Other impairment losses and change in mortgage loan provision	(1,357)	(312)	(277)	(2,446)	(6,675)	5,318	(1,669)	(6,774)	5,105
Other non-derivative gains, net	5,511	5,303	3,988	9,464	5,587	(76)	10,814	10,299	515

Free-standing derivatives:
Credit default swaps	1,084	(402)	2,744	4,137	3,879	(2,795)	682	11,237	(10,555)
Interest rate swaps - non-hedged	(8,600)	(26,571)	(1,040)	641	14,289	(22,889)	(35,171)	11,677	(46,848)
Interest rate swaps - hedged	(8)	(15)	156	(9)	(3)	(5)	(23)	(11)	(12)
Foreign currency swaps - hedged	1,435	2,373	1,216	220	(487)	1,922	3,808	544	3,264
Futures	(897)	129	(8,053)	(8,890)	(6,442)	5,545	(768)	(19,217)	18,449
CPI swaps	1,041	2,186	(2,289)	220	(4)	1,045	3,227	(9)	3,236
Equity options	(8,007)	2,593	(8,196)	(8,295)	(9,273)	1,266	(5,414)	(26,462)	21,048
Currency forwards	(262)	323	14	24	(351)	89	61	553	(492)
Bond forwards	—	—	633	183	(41)	41	—	(41)	41
Total free-standing derivatives	(14,214)	(19,384)	(14,815)	(11,769)	1,567	(15,781)	(33,598)	(21,729)	(11,869)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	8,805	13,611	37,870	23,044	15,108	(6,303)	22,416	83,810	(61,394)
GMXB	15,324	14,785	15,648	(6,205)	360	14,964	30,109	22,723	7,386
Total embedded derivatives	24,129	28,396	53,518	16,839	15,468	8,661	52,525	106,533	(54,008)

Net gain on total derivatives	9,915	9,012	38,703	5,070	17,035	(7,120)	18,927	84,804	(65,877)

Total investment related gains (losses), net	$(10,572)	$(470)	$28,409	$22,653	$56,295	$(66,867)	$(11,042)	$116,818	$(127,860)

(1) Effective January 1, 2018, the Company adopted ASU 2016-01. For additional information see the '2018 Notes' section on page 2.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
U.S. & Latin America Traditional
Income before income taxes	$71,978	$2,892	$92,368	$160,512	$90,594	$(18,616)	$74,870	$120,554	$(45,684)
Investment and derivative (gains) losses (1)	41	10	(6)	8	(1)	42	51	(1)	52
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(3,766)	(1,693)	1,420	1,495	654	(4,420)	(5,459)	(1,310)	(4,149)
Adjusted operating income before income taxes	$68,253	$1,209	$93,782	$162,015	$91,247	$(22,994)	$69,462	$119,243	$(49,781)

U.S. & Latin America Asset Intensive
Income before income taxes	$60,840	$47,262	$80,810	$67,126	$87,002	$(26,162)	$108,102	$172,772	$(64,670)
Investment and derivative (gains) losses (1)	19,587	26,027	13,824	5,502	(16,504)	36,091	45,614	14,826	30,788
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(5,039)	(11,918)	(39,290)	(24,539)	(15,762)	10,723	(16,957)	(82,500)	65,543
GMXB embedded derivatives (1)	(15,324)	(14,785)	(15,648)	6,205	(360)	(14,964)	(30,109)	(22,723)	(7,386)
Funds withheld (gains) losses- investment income	(12,645)	10,315	(3,042)	(7,191)	(4,010)	(8,635)	(2,330)	(4,754)	2,424
EIA embedded derivatives - interest credited	565	(28,563)	(3,595)	(1,367)	(7,340)	7,905	(27,998)	(35,298)	7,300
DAC offset, net	1,755	21,324	22,230	26,845	6,865	(5,110)	23,079	59,205	(36,126)
Adjusted operating income before income taxes	$49,739	$49,662	$55,289	$72,581	$49,891	$(152)	$99,401	$101,528	$(2,127)

U.S. & Latin America Financial Reinsurance
Income before income taxes	$21,548	$20,159	$21,085	$21,992	$19,983	$1,565	$41,707	$37,799	$3,908
Adjusted operating income before income taxes	$21,548	$20,159	$21,085	$21,992	$19,983	$1,565	$41,707	$37,799	$3,908

Total U.S. & Latin America
Income before income taxes	$154,366	$70,313	$194,263	$249,630	$197,579	$(43,213)	$224,679	$331,125	$(106,446)
Investment and derivative (gains) losses (1)	19,628	26,037	13,818	5,510	(16,505)	36,133	45,665	14,825	30,840
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(8,805)	(13,611)	(37,870)	(23,044)	(15,108)	6,303	(22,416)	(83,810)	61,394
GMXB embedded derivatives (1)	(15,324)	(14,785)	(15,648)	6,205	(360)	(14,964)	(30,109)	(22,723)	(7,386)
Funds withheld (gains) losses - investment income	(12,645)	10,315	(3,042)	(7,191)	(4,010)	(8,635)	(2,330)	(4,754)	2,424
EIA embedded derivatives - interest credited	565	(28,563)	(3,595)	(1,367)	(7,340)	7,905	(27,998)	(35,298)	7,300
DAC offset, net	1,755	21,324	22,230	26,845	6,865	(5,110)	23,079	59,205	(36,126)
Adjusted operating income before income taxes	$139,540	$71,030	$170,156	$256,588	$161,121	$(21,581)	$210,570	$258,570	$(48,000)

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Canada Traditional
Income before income taxes	$21,805	$23,707	$39,265	$28,789	$32,836	$(11,031)	$45,512	$52,164	$(6,652)
Investment and derivative (gains) losses (1)	812	1,873	(556)	(1,176)	(1,395)	2,207	2,685	(4,047)	6,732
Funds withheld gains - investment income	(455)	(23)	(91)	(252)	(253)	(202)	(478)	(163)	(315)
Adjusted operating income before income taxes	$22,162	$25,557	$38,618	$27,361	$31,188	$(9,026)	$47,719	$47,954	$(235)

Canada Financial Solutions
Income before income taxes	$3,544	$3,191	$4,154	$4,472	$4,425	$(881)	$6,735	$8,017	$(1,282)
Adjusted operating income before income taxes	$3,544	$3,191	$4,154	$4,472	$4,425	$(881)	$6,735	$8,017	$(1,282)

Europe, Middle East and Africa Traditional
Income before income taxes	$6,468	$15,421	$29,735	$15,421	$11,354	$(4,886)	$21,889	$25,330	$(3,441)
Investment and derivative gains (1)	—	(9)	(45)	—	—	—	(9)	(7)	(2)
Adjusted operating income before income taxes	$6,468	$15,412	$29,690	$15,421	$11,354	$(4,886)	$21,880	$25,323	$(3,443)

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$65,369	$39,164	$31,738	$30,953	$28,905	$36,464	$104,533	$60,823	$43,710
Investment and derivative (gains) losses (1)	(5,858)	(3,352)	2,738	(1,192)	(2,458)	(3,400)	(9,210)	(7,033)	(2,177)
Investment (income) loss on unit-linked variable annuities	(4,127)	2,652	(4,781)	(2,475)	291	(4,418)	(1,475)	(3,822)	2,347
Interest credited on unit-linked variable annuities	4,127	(2,652)	4,781	2,475	(291)	4,418	1,475	3,822	(2,347)
Non-investment derivatives	(13)	76	41	(93)	84	(97)	63	216	(153)
Adjusted operating income before income taxes	$59,498	$35,888	$34,517	$29,668	$26,531	$32,967	$95,386	$54,006	$41,380

Asia Pacific Traditional
Income before income taxes	$58,862	$22,887	$27,212	$26,564	$53,322	$5,540	$81,749	$95,010	$(13,261)
Investment and derivative (gains) losses (1)	—	(5)	15	—	—	—	(5)	—	(5)
Adjusted operating income before income taxes	$58,862	$22,882	$27,227	$26,564	$53,322	$5,540	$81,744	$95,010	$(13,266)

Asia Pacific Financial Solutions
Income (loss) before income taxes	$4,138	$4,021	$2,110	$(229)	$5,377	$(1,239)	$8,159	$11,249	$(3,090)
Investment and derivative (gains) losses (1)	(1,274)	(2,743)	(1,408)	(16)	(2,750)	1,476	(4,017)	(9,074)	5,057
Adjusted operating income (loss) before income taxes	$2,864	$1,278	$702	$(245)	$2,627	$237	$4,142	$2,175	$1,967

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of GAAP Income to Adjusted Operating Income (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2018	2018	2017	2017	2017	Quarter	2018	2017	Change
Corporate and Other
Income (loss) before income taxes	$(67,264)	$(40,779)	$(72,983)	$(15,438)	$5,517	$(72,781)	$(108,043)	$(36,559)	$(71,484)
Investment and derivative (gains) losses (1)	23,913	9,842	13,346	(6,239)	(14,990)	38,903	33,755	510	33,245
Non-investment derivatives	490	—	—	(9)	(26)	516	490	(52)	542
Adjusted operating loss before income taxes	$(42,861)	$(30,937)	$(59,637)	$(21,686)	$(9,499)	$(33,362)	$(73,798)	$(36,101)	$(37,697)

Consolidated
Income before income taxes	$247,288	$137,925	$255,494	$340,162	$339,315	$(92,027)	$385,213	$547,159	$(161,946)
Investment and derivative (gains) losses (1)	37,221	31,643	27,908	(3,113)	(38,098)	75,319	68,864	(4,826)	73,690
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(8,805)	(13,611)	(37,870)	(23,044)	(15,108)	6,303	(22,416)	(83,810)	61,394
GMXB embedded derivatives (1)	(15,324)	(14,785)	(15,648)	6,205	(360)	(14,964)	(30,109)	(22,723)	(7,386)
Funds withheld (gains) losses - investment income	(13,100)	10,292	(3,133)	(7,443)	(4,263)	(8,837)	(2,808)	(4,917)	2,109
EIA embedded derivatives - interest credited	565	(28,563)	(3,595)	(1,367)	(7,340)	7,905	(27,998)	(35,298)	7,300
DAC offset, net	1,755	21,324	22,230	26,845	6,865	(5,110)	23,079	59,205	(36,126)
Investment (income) loss on unit-linked variable annuities	(4,127)	2,652	(4,781)	(2,475)	291	(4,418)	(1,475)	(3,822)	2,347
Interest credited on unit-linked variable annuities	4,127	(2,652)	4,781	2,475	(291)	4,418	1,475	3,822	(2,347)
Non-investment derivatives	477	76	41	(102)	58	419	553	164	389
Adjusted operating income before income taxes	$250,077	$144,301	$245,427	$338,143	$281,069	$(30,992)	$394,378	$454,954	$(60,576)

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliations of Stockholders' Equity to Stockholders' Equity Excluding AOCI (USD thousands except per share data)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2018	2018	2017	2017	2017

Stockholders' equity	$8,601,702	$9,008,261	$9,569,535	$8,097,118	$7,971,155
Less effect of AOCI:
Accumulated currency translation adjustments	(142,187)	(87,510)	(86,350)	(104,456)	(151,189)
Unrealized appreciation of securities	1,198,338	1,567,057	2,200,661	1,770,903	1,864,477
Pension and postretirement benefits	(51,180)	(51,151)	(50,680)	(40,690)	(41,390)
Stockholders' equity, excluding AOCI	$7,596,731	$7,579,865	$7,505,904	$6,471,361	$6,299,257

Reconciliation of Book Value Per Share to Book Value Per Share Excluding AOCI
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2018	2018	2017	2017	2017

Book value per share outstanding	$135.09	$139.64	$148.48	$125.79	$123.60
Less effect of AOCI:
Accumulated currency translation adjustments	(2.23)	(1.36)	(1.34)	(1.62)	(2.34)
Unrealized appreciation of securities	18.82	24.29	34.14	27.51	28.91
Pension and postretirement benefits	(0.81)	(0.78)	(0.78)	(0.64)	(0.65)
Book value per share outstanding, before impact of AOCI	$119.31	$117.49	$116.46	$100.54	$97.68

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